                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
              THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant         (X)
Filed by a Party other than the Registrant  ( )

Check the appropriate box:

( ) Preliminary Proxy Statement                      ( )    Confidential, for Use of the Commission Only (as
( ) Definitive Proxy Statement                              permitted by Rule 14c-6(e)(2))
(X) Definitive Additional Materials
( ) Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

--------------------------------------------------------------------------------
                                ING EQUITY TRUST
--------------------------------------------------------------------------------

                (Name of Registrant as Specified in Its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

(X)        No fee required.
( )        Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
            0-11.
(1)        Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
(2)        Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.)

--------------------------------------------------------------------------------
(4)        Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
(5)        Total fee paid:

--------------------------------------------------------------------------------
( )        Fee paid with preliminary materials.
           ( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)        Amount Previously Paid:

--------------------------------------------------------------------------------
(2)        Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
(3)        Filing Party:

--------------------------------------------------------------------------------
(4)        Date Filed:

(ING FUNDS LOGO)


                             ING GROWTH + VALUE FUND

         7337 EAST DOUBLETREE RANCH ROAD SCOTTSDALE, ARIZONA 85258-2034


March  25, 2004

Dear Shareholder:

We are writing to inform you that the Special Meeting of Shareholders scheduled for Thursday, March 25, 2004 has been adjourned to TUESDAY, APRIL 13, 2004, LOCAL TIME. We have made several attempts to reach shareholders by mail and/or phone in the last few weeks, however, our records still indicate that we have not received voting instructions for your account(s). In an effort to avoid incurring any further expenses, we are asking you to please take a moment right now to submit your vote. We need your help in order to close the polls on these proposals.

After careful consideration, the Board of Trustees unanimously approved the proposals and recommend that shareholders vote "FOR" the proposals.

SHOULD YOU HAVE ANY QUESTIONS REGARDING THE MEETING AGENDA OR YOUR PROXY, OR SHOULD YOU DESIRE TO HAVE YOUR VOTE TAKEN QUICKLY OVER THE PHONE, PLEASE CALL GEORGESON SHAREHOLDER COMMUNICATIONS (TOLL-FREE) AT 1-866-889-0072.


--------------------------------------------------------------------------------
Please vote now by utilizing one of the easy methods below to register your vote:

1. BY PHONE.

Please call Georgeson Shareholder Communications (toll-free) at 1-866-889-0072. Representatives are available to take your vote Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m. and Saturday from 12:00 p.m. to 6:00 p.m. Eastern Time.

2. BY INTERNET.

Visit WWW.PROXYVOTE.COM and enter the control number located on your proxy card.

3. BY TOUCH-TONE PHONE.

Dial the toll-free number found on your proxy card and follow the simple instructions.

4. BY MAIL.

Simply return your executed proxy in the enclosed postage paid envelope.

PLEASE TRY TO USE ONE OF THE QUICKER VOTING METHODS IF POSSIBLE, TO ENSURE THAT WE MAY RECEIVE YOUR EXECUTED PROXY BY APRIL 13, 2004. THANK YOU IN ADVANCE.
--------------------------------------------------------------------------------




               EVERY VOTE COUNTS, WE NEED YOUR VOTE IMMEDIATELY!


                                                                            REG

(ING FUNDS LOGO)


                             ING GROWTH + VALUE FUND

         7337 EAST DOUBLETREE RANCH ROAD SCOTTSDALE, ARIZONA 85258-2034


March  25, 2004

Dear Shareholder:

We are writing to inform you that the Special Meeting of Shareholders scheduled for Thursday, March 25, 2004 has been adjourned to TUESDAY, APRIL 13, 2004, LOCAL TIME. We have made several attempts to reach shareholders by mail and/or phone in the last few weeks, however, our records still indicate that we have not received voting instructions for your account(s). In an effort to avoid incurring any further expenses, we are asking you to please take a moment right now to submit your vote. We need your help in order to close the polls on these proposals.

After careful consideration, the Board of Trustees unanimously approved the proposals and recommend that shareholders vote "FOR" the proposals.

SHOULD YOU HAVE ANY QUESTIONS REGARDING THE MEETING AGENDA OR YOUR PROXY, OR SHOULD YOU DESIRE TO HAVE YOUR VOTE TAKEN QUICKLY OVER THE PHONE, PLEASE CALL GEORGESON SHAREHOLDER COMMUNICATIONS (TOLL-FREE) AT 1-866-889-0072.


--------------------------------------------------------------------------------
Please vote now by utilizing one of the easy methods below to register your vote:

1. BY PHONE.

Please call Georgeson Shareholder Communications (toll-free) at 1-866-889-0072. Representatives are available to take your vote Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m. and Saturday from 12:00 p.m. to 6:00 p.m. Eastern Time.

2. BY INTERNET.

Visit WWW.PROXYVOTE.COM and enter the control number located on your proxy card.

3. BY TOUCH-TONE PHONE.

Dial the toll-free number found on your proxy card and follow the simple instructions.

4. BY MAIL.

Simply return your executed proxy in the enclosed postage paid envelope.

PLEASE TRY TO USE ONE OF THE QUICKER VOTING METHODS IF POSSIBLE, TO ENSURE THAT WE MAY RECEIVE YOUR EXECUTED PROXY BY APRIL 13, 2004. THANK YOU IN ADVANCE.
--------------------------------------------------------------------------------




               EVERY VOTE COUNTS, WE NEED YOUR VOTE IMMEDIATELY!


                                                                            NOBO

(ING FUNDS LOGO)


                             ING GROWTH + VALUE FUND

         7337 EAST DOUBLETREE RANCH ROAD SCOTTSDALE, ARIZONA 85258-2034


March  25, 2004

Dear Shareholder:

We are writing to inform you that the Special Meeting of Shareholders scheduled for Thursday, March 25, 2004 has been adjourned to TUESDAY, APRIL 13, 2004, LOCAL TIME. We have made several attempts to reach shareholders by mail and/or phone in the last few weeks, however, our records still indicate that we have not received voting instructions for your account(s). In an effort to avoid incurring any further expenses, we are asking you to please take a moment right now to submit your vote. We need your help in order to close the polls on these proposals.

After careful consideration, the Board of Trustees unanimously approved the proposals and recommend that shareholders vote "FOR" the proposals.

SHOULD YOU HAVE ANY QUESTIONS REGARDING THE MEETING AGENDA OR YOUR PROXY, OR SHOULD YOU DESIRE TO HAVE YOUR VOTE TAKEN QUICKLY OVER THE PHONE, PLEASE CALL GEORGESON SHAREHOLDER COMMUNICATIONS (TOLL-FREE) AT 1-866-800-4066.


--------------------------------------------------------------------------------
Please vote now by utilizing one of the easy methods below to register your vote:

1. BY PHONE.

Please call Georgeson Shareholder Communications (toll-free) at 1-866-800-4066. Representatives are available to take your vote Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m. and Saturday from 12:00 p.m. to 6:00 p.m. Eastern Time.

2. BY INTERNET.

Visit WWW.PROXYVOTE.COM and enter the control number located on your proxy card.

3. BY TOUCH-TONE PHONE.

Dial the toll-free number found on your proxy card and follow the simple instructions.

4. BY MAIL.

Simply return your executed proxy in the enclosed postage paid envelope.

PLEASE TRY TO USE ONE OF THE QUICKER VOTING METHODS IF POSSIBLE, TO ENSURE THAT WE MAY RECEIVE YOUR EXECUTED PROXY BY APRIL 13, 2004. THANK YOU IN ADVANCE.
--------------------------------------------------------------------------------




               EVERY VOTE COUNTS, WE NEED YOUR VOTE IMMEDIATELY!


                                                                            OBO